FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 1999

                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)

                                      Utah
                    (State of incorporation or organization)

                                    001-12671
                            (Commission File Number)

                                   87-0400541
                      (I.R.S. Employee Identification No.)

                 2049 Century Park East, Los Angeles, California
                    (Address of principal executive offices)

                                      90067
                                   (Zip Code)

       Registrant's telephone number, including area code: (310) 788-2634

                                       N/A
          (Former name or former address, if changed since last report)

                                                        [HARTCORT\8-K:FEB1999]-5

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Item 1.  Changes in Control of Registrant

                  N/A

Item 2.  Acquisition or Disposition of Assets

                  See Item 5.

Item 3.  Bankruptcy or Receivership

                  N/A

Item 4.  Changes in Registrant's Certifying Accountant

                  N/A

Item 5.  Other Events

                  Effective February 1, 1999, pursuant to a Share Purchase Agreement, the Company acquired one (1) share of common stock of Enova Holdings Inc., a Nevada corporation ("Enova") representing 100% of the total issued and outstanding capital stock of Enova, making Enova a wholly-owned subsidiary.

                  Effective March 1, 1999, the Company and Enova executed an Exchange Agreement (the "Enova Agreement") whereby the Company exchanged all of its ownership in two wholly-owned subsidiaries, Pego Systems Inc. ("Pego") and Electronic and Component Systems Inc. ("ECS"), collectively, the "Subsidiaries", for 5,213,594 additional shares of common stock of Enova.

                  On March 24, 1999, the Company entered into a Distribution Agreement pursuant to which the Company agreed to distribute to all shareholders of record on March 31, 1999 all of the 5,213,595 shares of common stock of Enova and to file, within a reasonable period of time following such distribution, a Registration Statement on Form 10-SB to cause the distributed shares of Enova to be registered under the Securities Exchange Act of 1934.

                  As a result of the Share Purchase Agreement, the Enova Agreement and the Distribution Agreement, each shareholder of record of the Company on March 31, 1999 will receive one (1) share of Enova for every four (4) shares owned of the Company. Following the distribution of the Enova shares both the Company and Enova will continue to operate as separate companies.

Item 6.  Resignation of Registrant's Directors

                  On March 24, 1999, Leonard J. Roman and Frederic Cohn resigned as Directors and officers of the Company, effective the date of acceptance of their respective replacement officers and directors.

                  The sole remaining Director, Dr. Alan Phan, nominated Fred G. Luke and Jon L. Lawver as Directors to hold office until the next meeting of the shareholders of the Company. Both Mr. Luke and Mr. Lawver agreed to accept their positions.

                                                        [HARTCORT\8-K:FEB1999]-5

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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements - None

         (b)      Proforma Financial Statements - None

         (c)      Exhibits

                  1.       Share Purchase Agreement dated February 1, 1999
                  2.       Exchange Agreement dated March 23, 1999
                  3.       Distribution Agreement dated March 24, 1999
                  4.       Resignation letter of Leonard J. Roman
                  5.       Resignation letter of Frederic Cohn

Item 8.  Change in Registrant's Fiscal Year

                  N/A

                                                        [HARTCORT\8-K:FEB1999]-5

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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE HARTCOURT COMPANIES INC.
                                        (Registrant)

Dated: March 24, 1999                   By:  /s/  Dr. Alan Phan
                                             ----------------------------------
                                                  Dr. Alan Phan

                                                        [HARTCORT\8-K:FEB1999]-5

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                                EXHIBIT "(c) 1."

                 SHARE PURCHASE AGREEMENT DATED FEBRUARY 1, 1999

                                                        [HARTCORT\8-K:FEB1999]-5

                            SHARE PURCHASE AGREEMENT

         THIS SHARE PURCHASE AGREEMENT, ("Agreement") dated as of February 1, 1999, among The Hartcourt Companies Inc., a Utah corporation ("Purchaser") and the shareholder listed on the signature page hereof (the "Selling Shareholder") of Enova Holdings Inc., a Nevada corporation ("Enova").

         WHEREAS, Purchaser desires to acquire from the Selling Shareholder the one (1) outstanding share of Enova (the "Enova Share") for the Purchase Price; and

         WHEREAS, the Selling Shareholder desires to sell the Enova Share to Purchaser for the Purchase Price.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions

         1.1 "Closing Date" means February 27, 1999, notwithstanding the actual effective date of new assignments or certificates issued pursuant hereto.

         1.2 "GAAP" means United States generally accepted accounting principles, consistently applied throughout the specified period and in all prior comparable periods.

         1.3      "Purchase  Price" has the meaning  ascribed to it in paragraph
                  2.1.

         1.4 "Purchaser" has the meaning ascribed to it in the forepart of this Agreement.

         1.5 "Enova" has the meaning ascribed to it in the forepart of this Agreement.

2.       Consideration and Closing

         2.1 Purchase and Sale. On the terms and subject to the conditions of this Agreement:

                  A. At the Closing, Purchaser shall purchase from the Selling Shareholder, free and clear of all Liens, the Enova Share.

                  B. The Purchase Price shall be payable at the Closing as set forth below.

                  C.       The Purchase Price shall be $500.00.

         2.2 Closing. The Closing will take place at the offices of Archer & Weed, 4695 MacArthur Court, Suite 530, Newport Beach, California 92660 on the Closing Date in accordance with the terms of this Agreement, or at such other place or time as Purchaser and the Selling Shareholder mutually agree. At the Closing, Purchaser shall pay to the Selling Shareholder the Purchase Price pursuant to paragraph 2.1. Simultaneously, the Selling Shareholder shall deliver to Purchaser one certificate representing the Enova Share together with all necessary instruments of transfer, in form and substance reasonably satisfactory to Purchaser. At the Closing, there shall also be delivered to Purchaser the opinions, certificates and other contracts, documents and instruments required to be delivered under the terms of this Agreement.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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3.       Representations and Warranties of the Selling Shareholder

         The Selling Shareholder represents and warrants to Purchaser that the statements contained in this paragraph 3 are true and correct as of the date of this Agreement, and will be true and correct as of the Closing Date (as though made then and as though such Closing Date was substituted for the date of this Agreement throughout this paragraph
         3). The Selling Shareholder has delivered an affidavit to Purchaser setting forth certain information, the disclosure of which is required or appropriate in relation to any or all of the following representations and warranties.

         3.1 Organization of Enova. Enova is a corporation duly incorporated, validly existing and in good standing under the laws of Nevada. There has not been since the date of formation May 5th, 1998, any business activity in Enova.

         3.2 Capitalization. As of the date hereof, and immediately prior to the consummation of the transactions contemplated hereby and before giving effect to such transactions, the authorized capital stock of Enova consists of 75,000,000 shares of $.001 par value common stock, and 25,000,000 shares of $.001 par value preferred stock, of which one (1) share of common stock is issued and outstanding. As of the date hereof, there are no preemptive or similar rights to purchase or otherwise acquire shares of the capital stock of Enova pursuant to any provision of law, the charter or bylaws (in each case, as amended and in effect on the date hereof), or any agreement to which Enova is a party. The one share of outstanding capital stock of Enova has been duly authorized and validly issued, is fully paid and non-assessable.

         3.3      Financial   Statements.   There  are  no   current   financial
                  statements. Enova was originally formed on May 5th, 1998, and has never incurred any business activity.

         3.4 Disclosure. This Agreement does not, and the documents and certificates executed by the Selling Shareholder and/or Enova or otherwise furnished by the Selling Shareholder and Enova to Purchaser do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

4.0      Representations and Warranties of Purchaser

         Purchaser represents and warrants to the Selling Shareholder that:

         4.1 Organization and Authority. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah, with the corporate power and authority to carry on its business as now being conducted. The execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement have been, or will be prior to closing, duly authorized by all requisite corporate actions on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid, binding, and enforceable obligation of Purchaser.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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         4.2      Ability  to Carry Out  Agreement.  To the best of  Purchaser's knowledge and belief, the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in, any provisions of applicable law, any agreement, instrument, judgment, order or decree to which Purchaser is a party or to which Purchaser is subject. No consents of any persons under any contract or agreement required to be disclosed pursuant to this Agreement are required for the execution, delivery, and performance by Purchaser of this Agreement.

         4.3 Full Disclosure. The information concerning Purchaser, set forth in this Agreement, and in Purchaser Disclosure Documents, is, to the best of Purchaser's knowledge and belief, complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         4.4 Date of Representations and Warranties. Each of the representations and warranties of Purchaser set forth in this Agreement is true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement.

5.0      Conditions Precedent to Obligations of the Selling Shareholder

         All obligations of the Selling Shareholder under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

         5.1 Representations and Warranties. The representations and warranties by Purchaser set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes permitted or contemplated by this
                  Agreement. Purchaser shall deliver on the Closing Date a certificate to this effect, referred to as Purchaser Certificate of Representations and Warranties.

         5.2 No Breach or Default. Purchaser shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         5.3 Action to Pay Purchase Price. Purchaser shall have taken all corporate and other action necessary to deliver the Purchase Price to the Selling Shareholder pursuant to this Agreement at Closing.

         5.4 Company Disclosure Documents. Before Closing, Purchaser will have delivered to the Selling Shareholder, or caused the delivery of, original by-laws and minutes, certified Articles of Incorporation and any amendments thereto, together with a list of any and all bank accounts or similar depository accounts, and obligations of Enova as of the Closing Date.

         5.5 Approval of Other Instruments and Documents by the Selling Shareholder. All instruments and documents delivered to the Selling Shareholder pursuant to the provisions of this Agreement shall be reasonably satisfactory to their legal counsel.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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

6.0      Conditions Precedent to Obligations of Purchaser

         All obligations of Purchaser under this Agreement are subject to the fulfillment, prior to or as of the Closing Date, of each of the following conditions:

         6.1 Representations and Warranties. The representations and warranties executed by and on behalf the Selling Shareholder set forth in this Agreement shall be true and correct at and as of the Closing Date, with the same force and effect as though made at and as of the Closing Date, except for changes permitted or contemplated by this Agreement. The Selling Shareholder shall cause to be delivered on the Closing Date the certificate to this effect, referred to in this Agreement as the Certificate of Representations and Warranties executed by each Selling Shareholder.

         6.2 Action to Transfer the Enova Share. The Selling Shareholder shall have taken all action necessary to transfer the Enova Share to Purchaser pursuant to this Agreement. In this regard, the conveyance(s) of the Enova Share shall contain such good and sufficient stock powers, and other good and sufficient instruments of sale, conveyance, transfer, and assignment, in form and substance reasonably satisfactory to Purchaser's counsel and with all requisite documentary stamps, if any, affixed, as shall be required or as may be appropriate in order effectively to vest in Purchaser's good, indefeasible, and marketable title to the Enova Share free and clear of all liens, mortgages, conditional sales, and other title retention agreements, pledges, assessments, covenants, restrictions, reservations, easements, and all other encumbrances of every nature.

         6.3 Enova's Financials. There is no prior or current business of Enova. Enova is recently formed and the only expense to date is for costs of incorporation. There are no financial statements.

         6.4      Organization.

                  A. Enova is duly organized, validly existing, and in good standing under the laws of Nevada.

                  B. Enova has the corporate power to carry on its business as now being conducted and is duly qualified to do business in any other jurisdiction where required or where the non-qualification to do business would have a material adverse affect on the value of its business.

                  C. All action and approvals required in connection to the transfer of the Enova Share to Purchaser have been properly taken, completed or obtained by the Selling Shareholder and/or Enova, to the extent, if any, that they are necessary.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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

7.0      Covenants and Agreements of the Selling Shareholder

         Up to and including the Closing Date, the Selling Shareholder covenant that:

         7.1 Access and Information. After the execution of this Agreement, the Selling Shareholder will permit Purchaser to have reasonable access to all information necessary to verify the representations and warranties made herein. After the Closing, the Selling Shareholder will continue to permit Purchaser access to such additional documentation and information as is reasonably necessary to completion of the transactions contemplated under this Agreement.

         7.2 Best Efforts. The Selling Shareholder shall use his best efforts to fulfill all conditions of the Closing

8.0      Termination

         8.1 Termination Without Cause. This Agreement may be terminated at any time prior to the Closing Date without cost or penalty to either party by mutual consent of the Selling Shareholder and Purchaser.

         8.2 Termination with Cause. This Agreement may be terminated, with the terminating party to be reimbursed by the other party of all expenses and costs related to this Agreement, if:

                  A. Breach or Noncompliance by the Selling Shareholder. The Selling Shareholder shall fail to comply in any material aspect with any of their representations, warranties, or obligations under this Agreement, or if any of the representations or warranties made by the Selling Shareholder under this Agreement shall be inaccurate in any material respect and is not cured within ten (10) business days of notice of such breach.

                  B. Breach or Noncompliance by Purchaser. Purchaser shall fail to comply in any material aspect with any of its representations, warranties, or obligations under this Agreement, or if any of the representations or warranties made by Purchaser under this Agreement shall be inaccurate in any material respect and is not cured within ten (10) business days of notice of such breach.

9.       Securities Registration; Disclosure

         9.1 Private Transaction. Purchaser understands that the Enova Share issued pursuant to this Agreement, has not been nor will it be registered under the Securities Act of 1933 as amended ("Securities Act"), but is issued pursuant to exemptions from registration including but not limited to Regulation D and paragraph 4(2) of the Securities Act.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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         9.2      Access to Information. Purchaser represents that, by virtue of its economic bargaining power or otherwise, it has had access to or has been furnished with, prior to or concurrently with Closing, the same kind of information that would be available in a registration statement under the Securities Act should registration of the Enova Share issued pursuant to this Agreement have been necessary, and that it has had the opportunity to ask questions of and receive answers from the Selling Shareholder, or any party acting on his behalf, concerning the business of Enova and that it has had the opportunity to obtain any additional information, to the extent that the Selling Shareholder possesses such information or can acquire it without unreasonable expense or effort, necessary to verify the accuracy of information obtained or furnished by the Selling Shareholder.

10.0     Miscellaneous Provisions

         10.1 Survival of Representations and Warranties. All representations, warranties, and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for three
                  (3) years from the Closing Date. The Selling Shareholder and Purchaser are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for including any investigation upon which they might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         10.2 Costs and Expenses. All costs and expenses in the proposed sale and transfer described in this Agreement shall be borne by the Selling Shareholder and Purchaser in the following manner:

                  A. Attorneys Fees and Costs. Each party shall pay the fees of its own attorney(s), if any, except as may be expressly set forth herein to the contrary.

                  B.       Costs  of   Closing.   Each  party   shall  bear  its
                           reasonable share of all other Closing costs and expenses arising from this Agreement.

         10.3 Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

         10.4 Waiver. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

         10.5 Headings. The paragraph and subparagraph headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                                                       [HARTCORT\AGR:ENOVASHR]-3

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

         10.6 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10.7 Governing Law. This Agreement shall be governed by the laws of the United States, State of Nevada.

         10.8 Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         10.9 Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

         10.10 Severability. If any part of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         10.11    Amendment.  This  Agreement  may be amended  only by a written
                  instrument   executed  by  the  parties  or  their  respective
                  successors or assigns.

         10.12 Facsimile Counterparts. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and such executed copy may be delivered by facsimile of similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         10.13 Time is of the Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                        "Purchaser"
                                        The Hartcourt Companies Inc.

                                        By:  /s/       Dr. Alan Phan
                                             ----------------------------------
                                             Name:     Dr. Alan Phan
                                             Title:    President

                                        "Selling Shareholder"

                                        By:  /s/       Jon L. Lawver
                                             ----------------------------------
                                             Name:     Jon L. Lawver
                                             No. of Enova Shares:One (1)

                                                       [HARTCORT\AGR:ENOVASHR]-3

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

                                EXHIBIT "(c) 2."

                     EXCHANGE AGREEMENT DATED MARCH 23, 1999

                                                       [HARTCORT\AGR:ENOVASHR]-3

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

                               ENOVA HOLDINGS INC.
                         4695 MacArthur Court, Suite 530
                             Newport Beach, CA 92660
              Telephone: (949) 833-2094; Facsimile: (949) 833-7854

                                 March 23, 1999



Board of Directors
The Hartcourt Companies Inc.
2049 Century Park East, Suite 3760
Los Angeles, California 90067

         RE: Subscription Agreement for exchange of shares of capital stock of Enova Holdings Inc., a Nevada corporation ("Enova") for assets of The Hartcourt Companies Inc. ("HRCT")

Gentlemen:

Enova is a subsidiary of HRCT. Enova wishes to increase its capital and, in exchange for additional capital to be contributed by HRCT, has agreed to issue additional shares of its capital stock to HRCT.

Based upon these facts and the representations contained herein, when executed by an authorized officer of Enova, this letter (the "Agreement") will set out the understanding and agreement regarding the contemplated subscription and exchange transaction as follows:

1.       Transfer Shares of Subsidiaries by HRCT

         Upon acceptance of this Agreement by Enova, HRCT will deliver to Enova all of the issued common shares in the wholly-owned subsidiaries, Pego Systems Inc. and Electronic Components and Systems Inc. ("Subsidiary Shares"). The transfer by HRCT to Enova of the Subsidiary Shares are collectively referred to herein as the "Subscription".

2.       Issuance of Shares by Enova

         Upon receipt of the Subsidiary Shares, Enova agrees to issue and deliver to HRCT 5,213,594 shares of its $.001 par value common stock (the "Enova Shares"), which HRCT intends to distribute to its shareholders within thirty (30) days (the "Spinoff").

3.       Representations and Warranties of Enova

         In connection with this subscription, and as an inducement to HRCT to enter into this Agreement, Enova confirms that:

         A. Enova Shares. The Enova Shares, when delivered, will be free and clear of liens, claims and encumbrances, and Enova has all necessary right and power to enter into this Agreement and to cause such issuance of Enova Shares to HRCT as contemplated herein.

         B. Organization. Enova is duly organised, validly existing, and in good standing under the laws of Nevada.

                                                          [ENOVA\AGR:SUB4HRCT]-5

Enova Holdings Inc.
March 23, 1999
Page 14

         C. Capitalization. The capitalization of Enova is, as of the date hereof, comprised of 75,000,000 shares of $.001 par value common stock, and 25,000,000 shares of $.001 par value preferred stock, of which 1 share of common stock is presently issued and outstanding, and owned beneficially and of record by HRCT.

         D. Compliance. Enova is in compliance with all applicable laws, rules and regulations, relating to its business, except to the extent that non-compliance would not materially and adversely affect its business or financial condition.

4.       Indemnification

         Each party agrees to indemnify and hold the other harmless for two (2) years following the date hereof against and in respect of any liability, damage, or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses resulting from any misrepresentations, breach of covenant or warranty, or from any misrepresentation contained in the definitive agreement or any certificate furnished as part of the transaction contemplated herein.

5.       Conditions Precedent

         A.       To HRCT Closing:

                  To  induce  HRCT  to  enter  into  this   Agreement,   and  as
                  consideration for the Subscription, Enova agrees as follows:

                  (i). No Distributions. That, between the date hereof and the Spinoff, except with the prior written consent of HRCT, Enova shall not make any dividend or distribution to its stockholders.

                  (ii). Exchange Preferred Shares. On or before closing Enova shall have concluded with Dr. Alan Phan ("Phan"), holder of all of the issued and outstanding shares of HRCT Original Preferred Stock (the "Original HRCT Preferred"), an agreement to exchange the Original HRCT Preferred on a one for four (1:4) basis for shares of Series A Preferred Stock of Enova which shall have the same rights, privileges and preferences as the Original HRCT Preferred.

                  (iii) No Settlements. Not mortgage, pledge, or subject to lien or encumbrance any of its assets, tangible or intangible, not in the ordinary course of business, or to Affiliates, as such term is defined in the federal securities rules and regulations.

                  (iv) Protective Provisions. Prior to the Spinoff, Enova shall not:

                           (a) Increase the authorized number of its shares of common stock; or

                           (b) Create any new class of shares having preferences over or becoming senior to the Enova Shares or the Series A Preferred Stock of Enova as to dividends, liquidation or priority in bankruptcy, or granting any special security interest in assets; or

                                                          [ENOVA\AGR:SUB4HRCT]-5

Enova Holdings Inc.
March 23, 1999
Page 15

                           (c)      Repurchase any of its common stock;  or

                           (d) Merge or consolidate with any other company, except into or with a wholly-owned subsidiary of Enova, without the approval of HRCT; or

                           (e) Sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of its property or business without the approval of HRCT; or

                           (f) Effect a stock split or enter into any type of transaction which results in diluting HRCT's interest in Enova as contemplated by this Agreement.

         B.       To Enova Closing:

                  To induce Enova to enter into this Agreement, and as partial consideration for the Subscription, HRCT agrees as follows:

                  (i) Settle Litigation. Prior to March 3, 1999, HRCT shall have reached an agreement to settle the litigation, American Equities LLC v The Hartcourt Companies Inc., Case no. BC196936 and related cross-complaints, The Hartcourt Companies Inc. v. Pacific Rim Corporation Inc., Case no. SC 054496, and The Hartcourt Companies Inc. v. Promed International Ltd. and Mandarin
                           Overseas Investment Co. Ltd., Case no. SC054492 (collectively, the "Litigation"), which settlement shall result in the cancellation and return to HRCT all issued and outstanding shares of HRCT's Series A $1,000 stated value Preferred Stock, Series B $1,000 stated value Preferred Stock, Series C $1,000 stated value Preferred Stock, Series D $1,000 stated value Preferred Stock and Class A no par value Preferred Stock.

6.       Further Documentation

         Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to effect the transaction, or otherwise to carry out the intent and purposes of this Agreement.

7.       Private Transaction

         A.       Private  Offering.  Enova  and HRCT each  understand  that the exchange contemplated herein constitutes a private, arms-length transaction between a willing seller and a willing buyer without the use or reliance upon a distribution or securities underwriter.

         B. Purchase for Own Account. Neither Enova nor HRCT are underwriters of, or dealers in, the respective securities to be exchanged hereunder, and neither party is acting as such or participating, pursuant to a contractual agreement, in the distribution of such securities.

                                                          [ENOVA\AGR:SUB4HRCT]-5

Enova Holdings Inc.
March 23, 1999
Page 16

         C. Access to Information. Enova and HRCT, and their respective advisors, have been afforded the opportunity to discuss the exchange transaction contemplated herein with legal and accounting professionals, and to examine and evaluate the financial impact of such transaction.

8.       Notices

         All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

         To HRCT:                   The Hartcourt Companies Inc.
                                    2049 Century Park East
                                    Los Angeles, California 90067
                                    Telephone:       (310) 788-2634
                                    Facsimile:       (310) 553-1338

         To Enova:                  Enova Holdings Inc.
                                    2049 Century Park East
                                    Los Angeles, California 90067
                                    Telephone:       (310) 788-2634
                                    Facsimile:       (310) 553-1338

9.       Counterparts

         This  Agreement  may  be  executed   simultaneously   in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.      Applicable Law

         This Agreement was negotiated, and shall be governed by the laws of Nevada notwithstanding any conflict-of-law provision to the contrary.

11.      Entire Agreement

         This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

12.      Severability

         If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

                                                         [ENOVA\AGR:SUB4HRCT]-5

Enova Holdings Inc.
March 23, 1999
Page 17

13.      Amendment or Waiver

         Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the issuance and exchange of the Securities as contemplated herein, this Agreement may be amended by a writing signed by all parties hereto.

14.      Headings

         The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

15.      Facsimile Counterpart

         This instrument may be executed by one or more parties in counterparts, and such executed copy may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

Sincerely,
The Hartcourt Companies Inc.

By:  /s/       Dr. Alan Phan
     -----------------------------
     Name:     Dr. Alan Phan
     Title:    resident

ACCEPTED AND AGREED EFFECTIVE
THE 1ST DAY OF MARCH, 1999

Enova Holdings Inc.

By:  /s/       J.L. Lawver
     -----------------------------
     Name:     J.L. Lawver
     Title:    President

                                                          [ENOVA\AGR:SUB4HRCT]-5

                                EXHIBIT "(c) 3."



                   DISTRIBUTION AGREEMENT DATED MARCH 24, 1999

                                                          [ENOVA\AGR:SUB4HRCT]-5

                             DISTRIBUTION AGREEMENT

         THIS DISTRIBUTION AGREEMENT, dated March 24, 1999, is by and between The Hartcourt Companies Inc., a Utah corporation ("Hartcourt") and Enova Holdings Inc., a Nevada corporation ("Enova"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in paragraph 1 hereof.

         WHEREAS, the Board of Directors of Hartcourt has determined that it is in the best interests of Hartcourt and its shareholders to separate Hartcourt's existing subsidiaries into an independent business;

         WHEREAS, the Board of Directors of Hartcourt has determined that Hartcourt will distribute to its shareholders all of the capital stock of Enova held directly or indirectly by Hartcourt, subject to the terms and conditions set forth herein;

         WHEREAS, the Enova Distribution is intended to qualify as a tax-free spin-off under Section 355 of the Code;

         WHEREAS,   it  is  appropriate  and  desirable  to  set  forth  certain agreements that will govern certain matters relating to the Enova Distribution and the relationship of Hartcourt and Enova following the Enova Distribution;

         NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

10.      Definitions

         For the purpose of this Agreement the following terms shall have the following meanings:

         1.1 "Agent" means the distribution agent to be appointed by Hartcourt to distribute the shares of Enova stock held by Hartcourt pursuant to the Enova Distribution.

         1.2 "Agreement" means this Distribution Agreement, including all of the Schedules hereto.

         1.3      "Code" means the Internal Revenue Code of 1986, as amended.

         1.4      "Commission" means the Securities and Exchange Commission.

         1.5 "Consents" means any consents, waivers or approvals from, or notification requirements to, any third parties.

         1.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

         1.7      "Enova" means Enova Holdings Inc., a Nevada corporation.

         1.8 "Enova Common Stock" means the Common Stock, par value $.001 per share, of Enova.

         1.9 "Enova Class A Warrant" means the Class A Warrant that grants the holder the right to acquire one share of Enova Common Stock at a purchase price of $4.00 per share.

                                                        [HARTCORT\AGR:DISTRIB]-4

         1.10 "Enova Preferred Stock" means the Preferred Stock, Series D, par value $.001 per share, of Enova.

         1.11 "Enova Stock" means collectively the Enova Common Stock and the Enova Preferred Stock.

         1.12 "Enova Distribution" means the distribution by Hartcourt on a pro rata basis to holders of Hartcourt Stock of all of the outstanding shares of Enova Stock owned by Hartcourt on the Enova Distribution Date as set forth in paragraph 2 of this Agreement.

         1.13 "Enova Distribution Date" means the date determined pursuant to paragraph 2.3 of this Agreement on which the Enova Distribution occurs.

         1.14 "Enova Form 10-SB" means the Registration Statement on Form 10-SB to be filed by Enova with the Commission in connection with the Enova Distribution.

         1.15 "Enova Information Statement" means the Information Statement constituting a part of the Enova Form 10, which will be mailed to Hartcourt shareholders in connection with the Enova Distribution.

         1.16 "Enova Record Date" means the time at which the transfer agents for the Hartcourt Stock close the transfer records for Hartcourt Stock on the date to be determined by the Hartcourt Board of Directors as the record date for determining shareholders of Hartcourt entitled to receive the special dividend of shares of Enova Stock in the Enova Distribution.

         1.17     "Enova  Ancillary   Agreement"  means  any  written  agreement
                  between Hartcourt and Enova executed in furtherance of the transactions contemplated herein.

         1.18     "Hartcourt"  means  The  Hartcourt   Companies  Inc.,  a  Utah
                  corporation.

         1.19 "Hartcourt Common Stock" means the Common Stock, $.01 par value per share, of Hartcourt.

         1.20     "Securities Act" means the Securities Act of 1933, as amended,
                  together   with  the   rules   and   regulations   promulgated
                  thereunder.

2.0      The Distribution

         2.1 The Distribution. Subject to paragraph 2.3 hereof, on or prior to the Enova Distribution Date, Hartcourt will deliver to the Agent for the benefit of holders of record of Hartcourt Stock on the Enova Record Date, stock certificates representing all of the outstanding shares of Enova Stock then beneficially owned by Hartcourt, and shall cause the transfer agent for the shares of Hartcourt Stock to instruct the Agent on the Enova Distribution Date to distribute the appropriate number of such shares of Enova Stock to each such holder of Hartcourt Stock or designated transferee or transferees of such holder.

                                                        [HARTCORT\AGR:DISTRIB]-4

                  Subject to paragraph 2.4, each holder of Hartcourt Stock on the Enova Record Date (or such holder's designated transferee or transferees) will be entitled to receive in the Enova Distribution a number of shares of Enova Stock equal to the number of shares of Hartcourt Stock held by such holder on the Enova Record date divided by four (4).

                  Each of Enova and Hartcourt, as the case may be, will provide to the Agent all share certificates and any information required in order to complete the Enova Distribution on the terms contemplated hereby.

         2.2. Actions Prior to The Enova Distribution. Hartcourt and Enova shall prepare and mail, prior to the Enova Distribution Date, to the holders of Hartcourt Common Stock, the Enova Information Statement, which shall set forth appropriate disclosure concerning Enova, the Enova Distribution and such other matters as Hartcourt and Enova may determine. Within a reasonable period of time following the Enova Distribution Date Hartcourt and Enova shall prepare, and Enova shall file with the Commission, the Enova Form 10-SB, which shall include or incorporate by reference the Enova Information Statement. Enova shall use its reasonable best efforts to cause the Enova Form 10-SB to be declared effective under the Exchange Act as soon as practicable following the filing thereof. In this regard:

                  (a) Hartcourt and Enova shall take all such action as may be necessary or appropriate under the securities or blue sky laws of the United States (and any comparable laws under any foreign jurisdiction) in connection with the Enova Distribution.

                  (c) Enova shall prepare and file, and shall use its reasonable best efforts to have approved, an application for the listing of the Enova Common stock to be distributed in the Enova Distribution on a mutually agreeable stock exchange or on the Nasdaq Electronic Bulletin Board system.

         2.3. Conditions to The Enova Distribution. The Hartcourt Board shall have the sole discretion to determine the Enova Record Date and the Enova Distribution Date, and all appropriate procedures in connection with the Enova Distribution, provided that the Enova Distribution shall not occur prior to such time as each of the following conditions shall have been satisfied or shall have been waived by the Hartcourt Board in its sole discretion:

                  (a) A private letter ruling from the Internal Revenue Service or written opinion from qualified tax counsel shall have been obtained, and shall continue in effect, to the effect that, among other things, the Enova Distribution will qualify as a tax-free distribution for federal income tax purposes under
                           Section 355 of the Code, and such ruling or opinion shall be in form and substance satisfactory to Hartcourt in its sole discretion;

                  (b) Any material Governmental approvals and consents necessary to consummate the Enova Distribution shall have been obtained and he in full force and effect;

                                                        [HARTCORT\AGR:DISTRIB]-4

                  (c) No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Enova Distribution shall be in effect and no other event shall have occurred or failed to occur that prevents the consummation of the Enova Distribution;

                  (d) The Hartcourt Board shall have formally approved the Distribution; provided that the satisfaction of such conditions shall not create any obligation on the part of Hartcourt, Enova or any other person to effect or to seek to effect the Enova Distribution or in any way limit Hartcourt's right to terminate this Agreement as set forth in paragraph 7.1 or alter the consequences of any such termination from those specified in paragraph 7.2.

         2.4. Fractional Shares. No certificates representing fractional shares of Enova Common Stock will be distributed to holders of Hartcourt Common Stock in the Enova Distribution. Holders that receive certificates in the Enova Distribution and holders that would otherwise receive less than one whole share of Enova Common Stock in the Enova Distribution will receive one whole share in lieu of such fractional shares as contemplated hereby.

3.       Certain Agreements Relating to The Enova Distribution

         3.1. Enova Ancillary Agreements. Effective as of the date hereof, each of Hartcourt and Enova are executing and delivering each of the Enova Ancillary Agreements.

         3.2. The Enova Board. Enova and Hartcourt shall take all actions which may be required to elect or otherwise appoint as directors of Enova, on or prior to the Enova Distribution Date, the persons so named shall also be directors in the Enova Form 10-SB and shall constitute the Board of Directors of Enova on the Enova Distribution Date.

         3.3. Enova Charter, Bylaws And Warrants. Prior to the Enova Distribution Date, (a) Hartcourt shall cause Articles of Amendment and Restatement of Enova, substantially in the form filed with the Enova Form 10-SB, to be filed for record with the Nevada Secretary of State and to be in effect on the Enova Distribution Date, and (b) the Board of Directors of Enova shall amend the Bylaws of Enova so that the Enova Bylaws are substantially in the form filed with the Enova Form 10-SB. Prior to the Enova Record Date, the Board of Directors of Enova shall declare a dividend of the Class A Warrants so that each share of Enova Common Stock issued and outstanding on the Enova Distribution Date shall initially have one Class A Warrant attached thereto.

4.       Mutual Releases; Indemnification

         4.1.     Release of Pre-Closing Claims.

                  (a) Release by Enova. It is the intent of each of Hartcourt and Enova by virtue of the provisions of this paragraph 4.1 to provide for a full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the Enova Distribution Date, between or among Enova, on the one hand, and Hartcourt, on the other hand (including any contractual agreements or

                                                        [HARTCORT\AGR:DISTRIB]-4
                           arrangements existing or alleged to exist between or among any such members on or before the Enova Distribution Date as follows: Enova does hereby, for itself and successors and assigns, and all Persons who at any time prior to the Enova Distribution Date have been shareholders, directors, officers, agents or employees of Enova (in each case, in their respective capacities as such), remise, release and forever discharge Hartcourt, its respective Affiliates, successors and assigns, and all Persons who at any time prior to the Enova Distribution Date have been shareholders, directors, officers, agents or employees of Hartcourt (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Enova Distribution Date, including in connection with the actions or decisions taken or omitted to be taken in connection with the Enova Distribution

                  (b) Release by Hartcourt. Effective as of the Enova Distribution Date, Hartcourt does hereby, for itself and its successors and assigns, and all Persons who at any time prior to the Enova Distribution Date have been shareholders, directors, officers, agents or employees of Hartcourt (in each case, in their respective capacities as such), remiss, release and forever discharge Enova, its successors and assigns, and all Persons who at any time prior to the Enova Distribution Date have been shareholders, directors, officers, agents or employees of Enova (in each case, in their respective capacities as such~, and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Enova Distribution Date.

         4.2. Indemnification by Enova. Enova shall indemnify, defend and hold harmless Hartcourt, and each of its directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing ~collectively, the "Hartcourt Indemnities"), from and against any and all Liabilities of the Hartcourt Indemnities relating to, arising out of or resulting from any of the following items (without duplication), in each case whether arising before, on or after the Enova Distribution Date:

                  (a) The failure of Enova or any other Person to pay, perform or otherwise promptly discharge any Liabilities of any member of Enova in accordance with their respective terms, whether prior to or after the Enova Distribution Date or the date hereof (including any Liabilities assumed or retained by Enova);

                                                        [HARTCORT\AGR:DISTRIB]-4

         4.3. Indemnification by Hartcourt. Hartcourt shall indemnify, defend and hold harmless Enova, each of its directors, officers and employees, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the "Enova Indemnities"), from and against any and all Liabilities of the Enova Indemnities relating to, arising out of or resulting from any of the following items (without duplication), in each case whether arising before, on or after the Enova Distribution Date:

                  (a) The failure of Hartcourt or any other Person to pay, perform or otherwise promptly discharge any Liabilities of Hartcourt whether prior to or after the Enova Distribution Date or the date hereof (including any Liabilities assumed or retained by Hartcourt);

         4.4. Survival of Indemnities. The rights and obligations of each of Hartcourt and Enova and their respective Indemnities under this paragraph 4 shall survive the sale or other transfer by any party of any Assets or businesses or the assignment by it of any Liabilities.

5.       Interim Operations And Certain Other Matters

         5.1. Certain Tax Matters. Unless otherwise agreed to in writing in any Ancillary Agreement, Hartcourt and Enova shall each be responsible for any taxes incurred, accrued or owed through the Enova Distribution Date. Following the Enova Distribution Date, Hartcourt and Enova, as separate entities, shall be responsible for their respective tax obligations.

         5.2. Agreement For Exchange of Information; Archives. Hartcourt and Enova each agrees that (a) Enova shall maintain in effect at its own cost and expense adequate systems and controls to the extent necessary to enable Hartcourt to satisfy its respective reporting, accounting, audit and other obligations, and (b) Enova shall provide, or cause to be provided, to Hartcourt in such form as Hartcourt shall request, at no charge to Hartcourt, all financial and other data and information as Hartcourt determines necessary or advisable in order to prepare Hartcourt financial statements and reports or filings with any Governmental Authority.

         5.3. Insurance Matters. All rights of Enova under Enova Policies as of the Enova Distribution Date shall survive the Enova Distribution Date in accordance with their respective terms as of such date.

                  Enova does hereby agree that Hartcourt shall not have any Liability whatsoever as a result of the insurance policies and practices of Hartcourt and its Affiliates as in effect at any time prior to the Enova Distribution Date, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise. In no event shall Hartcourt have liability or obligation whatsoever to Enova in the event that any Enova Insurance Policy or other contract or policy of insurance shall be terminated or otherwise cease to be in effect for any reason, shall be unavailable or inadequate to cover any Liability of Enova for any reason whatsoever or shall not be renewed or extended beyond the current expiration date.

                                                        [HARTCORT\AGR:DISTRIB]-4

6.       Further Assurances And Additional Covenants

         6.1. Further Assurances. In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto shall use its reasonable best efforts, prior to, on and after the Enova Distribution Date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement and the Enova Ancillary Agreements.

                  Without limiting the foregoing, prior to, on and after the Enova Distribution Date, each party hereto shall cooperate with the other parties, and without any further consideration, but at the expense of the requesting party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all consents, approvals or authorizations of, any Governmental Authority or any other Person under any permit, license, agreement, indenture or other instrument (including any Consents or Governmental Approvals), and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement and the Enova Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Enova Ancillary Agreements and the other transactions contemplated hereby and thereby. Without limiting the foregoing, each party will, at the reasonable request, cost and expense of any other party, take such other actions as may be reasonably necessary to vest in such other party good and marketable title, free and clear of any Security Interest, if and to the extent it is practicable to do so.

                  Hartcourt and Enova, at the request of the other, shall use its reasonable best efforts to obtain, or to cause to be obtained, any consent, substitution, approval or amendment required to novate (including with respect to any federal government contract) or assign all obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute Liabilities of Enova or Liabilities that relate to Enova, or to obtain in writing the unconditional release of all parties to such arrangements, so that, in any such case, Enova will be solely responsible for such Liabilities; provided, however, that neither Hartcourt nor Enova shall be obligated to pay any consideration therefor to any third party from whom such consents, approvals, substitutions, amendments and releases are requested.

                  If Hartcourt or Enova is unable to obtain, or to cause to be obtained, any such required consent, approval, release, substitution or amendment, Hartcourt shall continue to be bound by such agreements, leases, licenses and other obligations and, unless not permitted by law or the terms thereof, Enova shall, as agent or subcontractor for Hartcourt, pay, perform and discharge fully all the obligations or other Liabilities of Hartcourt thereunder from and after the date hereof. Enova shall indemnify each Hartcourt Indemnities, and hold each of them harmless against any Liabilities arising in connection therewith.

                  The parties hereto agree to take any reasonable actions necessary in order for the Enova Distribution to qualify as a tax-free distribution pursuant to Section 355 of the code.

                                                        [HARTCORT\AGR:DISTRIB]-4

         6.2. Qualification as Tax-free Distribution. After the Enova Distribution date, Hartcourt or Enova shall not take any action which could reasonably be expected to prevent the Enova Distribution from qualifying as a tax-free distribution within the meaning of Section 355 of the Code or any other transaction contemplated by this Agreement or any Ancillary Agreement which is intended by the parties to be tax-free from failing so to qualify.

                  After the Enova Distribution Date, Enova shall not take any action or enter into any transaction which could reasonably be expected to materially adversely impact the reasonably expected tax consequences to Hartcourt which are known to Enova of any transaction contemplated by this Agreement.

7.       Termination

         7.1. Termination. This Agreement may be terminated at any time prior to the Enova Distribution Date by Hartcourt.

         7.2. Effect of Termination. In the event of any termination of this Agreement, no party to this Agreement (or any of its directors or officers) shall have any Liability or further obligation to any other party.

8.       Miscellaneous

         8.1. Counterparts; Entire Agreement; Corporate Power. This Agreement and each Enova Ancillary Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

                  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter and there are no agreements or understandings between the parties other than those set forth or referred to herein or therein.

                  Hartcourt represents on behalf of itself and Enova represents on behalf of itself as follows:

                  (a) each has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform each of this Agreement and each other Enova Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby; and

                  (b) this Agreement and each Enova Ancillary Agreement to which it is a party has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof.

                  Notwithstanding any provision of this Agreement or any Enova Ancillary Agreement, Hartcourt shall not be required to take or omit to take any act that would violate its fiduciary duties to any minority stockholders, if any.

                                                        [HARTCORT\AGR:DISTRIB]-4

         8.2. Governing Law. This Agreement and, unless expressly provided therein, each Enova Ancillary Agreement, shall be governed by and construed and interpreted in accordance with the laws of the State of California.

         8.3. Assign Ability. Except as set forth in any Enova Ancillary Agreement, this Agreement and each Enova Ancillary Agreement 5hail be binding upon and inure to the benefit of the parties hereto and thereto, respectively, and their respective successors and assigns; provided, however, that no party hereto or thereto may assign its respective rights or delegate its respective obligations under this Agreement or any Enova Ancillary Agreement without the express prior written consent of the other parties hereto or thereto.

         8.4. Third Party Beneficiaries. Except for the indemnification rights under this Agreement of any Hartcourt Indemnities or Enova Indemnities in their respective capacities as such, (a) the provisions of this Agreement and each Enova Ancillary Agreement are solely for the benefit of the parties and are not intended to confer upon any Person except the parties any rights at remedies hereunder, and (b) there are no third party beneficiaries of this Agreement or any Enova Ancillary Agreement and neither this Agreement nor any Enova Ancillary Agreement shall provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement or any Enova Ancillary Agreement.

         8.5. Notices. All notices or other communications under this Agreement or any Enova Ancillary Agreement shall be in writing and shall be deemed to be duly given when (a) delivered in person or (b) deposited in the United States mail or private express mail, postage prepaid, addressed as follows:

                  If to Hartcourt, to:      The Hartcourt Companies Inc.
                                            c/o Dr. Alan Phan
                                            2049 Century Park East
                                            Los Angeles, California 90067
                                            Telephone:        (310) 788-2634
                                            Facsimile:        (310) 553-1338

                  If to Enova, to:          Enova Holdings Inc.
                                            4695 MacArthur Court, Suite 530
                                            Newport Beach, CA 92660
                                            Telephone:        (949) 833-2094
                                            Facsimile:        (949) 833-7854

         8.6. Severability. If any provision of this Agreement or any Enova Ancillary Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

                                                        [HARTCORT\AGR:DISTRIB]-4

         8.7. Force Majeure. No party shall be deemed in default of this Agreement or any Enova Ancillary Agreement to the extent that any delay or failure in the performance of its obligations under this Agreement or any Enova Ancillary Agreement results from any cause beyond its reasonable control and without its fault or negligence, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, labor problems or unavailability of parts, or, in the case of computer systems, any failure in electrical or air conditioning equipment. In the event of any such excused delay, the time for performance shall be extended for a period equal to the time lost by reason of the delay.

         8.8. Publicity. Prior to the Enova Distribution Date, each of Enova and Hartcourt shall consult with each other prior to issuing any press releases or otherwise making public statements with respect to the Enova Distribution or any of the other transactions contemplated hereby and prior to making any filings with any Governmental Authority with respect thereto.

         8.9. Expenses. Except as expressly set forth in this Agreement or in any Enova Ancillary Agreement, whether or not the Enova Distribution is consummated, all third party fees, costs and expenses paid or incurred prior to the Enova Distribution Date in connection with the Enova Distribution will be paid by Hartcourt; provided however that Enova shall consult with Hartcourt prior to incurring any such third party obligations.

         8.10. Headings. The paragraph and paragraph headings contained in this Agreement and in the Enova Ancillary Agreements are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or any Enova Ancillary Agreement.

         8.11. Survival of Covenants. Except as expressly set forth in any Enova Ancillary Agreement, the covenants, representations and warranties contained in this Agreement and each Enova Ancillary Agreement, and liability for the breach of any obligations contained herein, shall survive the Enova
                  Distribution and shall remain in full force and effect following the consummation of the Enova Distribution.

         8.12. Waivers of Default. Waiver by any party of any default by the other party of any provision of this Agreement or any Enova Ancillary Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party.

         8.13. Amendments. No provisions of this Agreement or any Enova Ancillary Agreement shall be deemed waived, amended, supplemented or modified by any party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

                                                        [HARTCORT\AGR:DISTRIB]-4

         IN WITNESS WHEREOF, the parties have caused this Distribution Agreement to be executed by their duly authorized representatives.

                                        "Hartcourt"
                                        The Hartcourt Companies Inc.

                                        By:  /s/       Dr. Alan Phan
                                             ----------------------------------
                                             Name:     Dr. Alan Phan
                                             Title:    President

                                        "Enova"
                                        Enova Holdings Inc.

                                        By:  /s/       J.L. Lawver
                                             ----------------------------------
                                             Name:     J.L. Lawver
                                             Title:    President

                                                        [HARTCORT\AGR:DISTRIB]-4

                                EXHIBIT "(c) 4."



                     RESIGNATION LETTER OF LEONARD J. ROMAN

                                                        [HARTCORT\AGR:DISTRIB]-4

                          The Hartcourt Companies Inc.
                          2049 Century Park East, #3760
                          Los Angeles, California 90067

                                 March 24, 1999



Board of Directors
The Hartcourt Companies Inc.
2049 Century Park East, #3760
Los Angeles, California 90067

Gentlemen:

I hereby resign as a Director of The Hartcourt Companies Inc. (the "Company") to be effective the date of the acceptance of a successor director. I state and represent that this resignation is not because of any disagreement between myself and the management of the Company relating to the Company's operations, policies and practices.

                                        Very truly yours,

                                        /s/  Leonard J. Roman
                                        ---------------------------------------
                                             Leonard  J. Roman

                                                          [HARTCORT\MIN:ROMARES]

                                EXHIBIT "(c) 5."



                       RESIGNATION LETTER OF FREDERIC COHN

                                                          [HARTCORT\MIN:ROMARES]

                          The Hartcourt Companies Inc.
                          2049 Century Park East, #3760
                          Los Angeles, California 90067

                                 March 24, 1999



Board of Directors
The Hartcourt Companies Inc.
2049 Century Park East, #3760
Los Angeles, California 90067

Gentlemen:

I hereby resign as Vice President, Secretary and Director of The Hartcourt Companies Inc. (the "Company") to be effective the date of the acceptance of a successor director. I state and represent that this resignation is not because of any disagreement between myself and the management of the Company relating to the Company's operations, policies and practices.

                                        Very truly yours,

                                        /s/  Frederic Cohn
                                        ---------------------------------------
                                             Frederic Cohn

                                                          [HARTCORT\MIN:COHNRES]